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                                                                [EX.-99.906CERT]

                                                                     Exhibit (b)


                           SECTION 906 CERTIFICATIONS

     In connection with this report on Form N-CSRS for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                              By:    /s/ Stephen P. Fisher
                                     ---------------------
                                     Stephen P. Fisher
                                     President and Principal Executive Officer

                              Date:  September 5, 2007



                              By:    /s/ Jack Benintende
                                     -------------------
                                     Jack Benintende
                                     Treasurer and Principal Financial and
                                          Accounting Officer

                              Date:  September 5, 2007